SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): April 2, 2003

                        Commission File Number: 000-49679

                                LitFunding Corp.
                                ----------------
             (Exact name of registrant as specified in its charter)

Nevada                                                               93-1221339
- ------                                                             ----------
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)

5757 Wilshire Blvd., Suite PH 10, Los Angeles, California                 90036
- ---------------------------------------------------------               -----
(Address of principal executive offices)                             (Zip Code)

                                 (323) 857-0448
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                             RP Entertainment, Inc.
                             ----------------------
                   (Former name, if changed since last report)

       1900 Avenue of the Stars, Suite 1450, Los Angeles, California 90067
       -------------------------------------------------------------------
                 (Former Address of Principal Executive Offices)

                                  (310)277-1250
                                  -------------
           (Registrant's Former Telephone Number, Including Area Code)



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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

Not applicable.


ITEM 2.  ACQUISITION OF ASSETS.

Not applicable.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

    o On April 2, 2003 an involuntary bankruptcy petition was filed in the United States Bankruptcy Court, Central District of California, Case No. LA03-19005ES by nine petitioners who maintain that they are joint venturers, three of whom are former directors who claim that they are owed fees and three of whom also claim to be "service providers." The Company believes that filing of the Petition is wholly without merit, baseless and without grounds or facts to support it. The Company intends to vigorously contest this Petition, seek to have the Petition summarily dismissed, and seek to recover all damages caused by the filing of the Petition in separate proceedings in both the Bankruptcy Court and in the State Court.

The Company believes it has meritorious defenses to the Petition, including among others:

    o the filing of the Petition by the three former directors was motivated by self-interest and a desire to take over control of the Company by impeding normal business operations;
    o the Company is not insolvent; to the contrary, the Company is current with all of its creditors and has substantial remaining cash on hand and fully expects to collect the more than $40.0 million it is owed in fees and advances; and
    o but for the filing of the Petition, the Company would have entered into a transaction with one of four offerors of $20.0 million to refinance the Company's debt.
    o The Company is continuing to conduct its business and to advance funds to its clients.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not applicable.


ITEM 5. OTHER EVENTS

Not applicable.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

Not applicable.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


Not applicable.



Index to Exhibits
-----------------

  Not applicable.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 LitFunding Corp.


April 17, 2003                           By:     /s/ Morton Reed
                                                 ------------------------------
                                                 Morton Reed, Director